UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              March 30, 2004


                            SIGN MEDIA SYSTEMS, INC.
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          (Exact name of registrant as specified in its in its charter)

         Florida                      0-50742                 02-0555904
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(State or other jurisdiction        Commission              (IRS Employer
of incorporation)                   File Number)         Identification No.)

       2100 19th Street, Sarasota, FL                  34234
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    (Address of principal executive offices)         (Zip Code)

Issuer's telephone number including Area Code        (941) 330-0336
                                             -----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into Material Definitive Agreement.

Not Applicable.

Item 1.02 Termination of a Material Definitive Agreement.

Not Applicable.

Item 1.l03 Bankruptcy or Receivership.

Not Applicable.

Section 2 - Financial Information

2.01 Completion of Acquisition or Disposition of Assets.

Not Applicable.


Item 2.02 Results of Operations and Financial Condition.

Not Applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Not Applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not Applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

Not Applicable.

Item 2.06 Material Impairments.

Not Applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not Applicable.

Item 3.02 Unregistered Sales of Equity Securities.

Not Applicable.

Item 3.03 Material Modification to Rights of Security Holders.

Not Applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         In May of 2002, we retained the accounting firm of Abbate & Megale Certified Public Accountants, LLP ("Abbate & Megale") of 827 Wantagh Avenue, Suite 1, Wantagh, NY 11793 to act as our independent auditors. Abbate & Megale audited our financial statements for the period January 28, 2002 (inception), through December 31, 2002, and issued their independent auditors' report on those statements for that period (the "Abbate & Megale Report"). On October 15, 2003, our Board of Directors voted to discharge Abbate & Megale. The reason for their discharge was that the Board of Directors determined it to be in our best interest to retain an independent accounting firm that had public accounting experience and that regularly practiced before the Securities and Exchange Commission ("SEC"). Our Board of Directors determined that Abbate & Megale did not have public accounting experience and did not regularly appear before the SEC and discharged them for that reason and for no other reason.

         The Abbate & Megale Report contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended to our Board of Directors by management and was approved by our Board of Directors. There were no disagreements with Abbate & Megale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. From January 28, 2002 (inception) to December 31, 2002 and the subsequent interim periods through March 30, 2004 there were no disagreements with Abbate & Megale on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Abbate & Megale, would have caused Abbate &Megale to make reference to such matter of the disagreement(s) in connection with its reports.

         On October 15, 2003, we engaged the independent accounting firm of Bagell, Josephs & Company, L.L.C. ("Bagell, Josephs") of High Ridge Commons, Suites 400-403, 200 Haddonfield Berlin Road, Gibbsboro, New Jersey 08026 to audit our financial statements. The engagement of Bagell, Josephs was approved by our Board of Directors. There are no disagreements with Bagel, Josephs.

Although we discharged Abbate & Megale on October 15, 2003, we neglected to request written confirmation of the above factual basis for their discharge and lack of disagreements until March 30, 2004 and, therefore, March 30, 2004 is the date the engagement was terminated.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not Applicable.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

Not Applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not Applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Not Applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

Not Applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Section 6 -Asset-Backed Securities

Item 6.01 ABS Informational and Computational Material.

Not Applicable.

Item 6.02 Change of Servicer or Trustee.

Not Applicable.

Item 6.03 Change in Credit Enhancement or Other External Support.

Not Applicable.

Item 6.04 Failure to Make a Required Distribution.

Not Applicable.

Item 6.05 Securities Act Updating Disclosure.

Not Applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Not Applicable.

Section 8 - Other Events

Item 8.01 Other Events.

Not Applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits:    Exhibit 16:
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             Letter on Changes in the Registrants' Certifying Accounts

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGISTRANT:
Date:  September 9, 2005                SIGN MEDIA SYSTEMS, INC.


                                        By:  s/s Antonio F. Uccello, III
                                        Antonio F. Uccello, III, President
                                        and Chief Executive Officer

                                   Exhibit 16

                                 ABBATE + MEGALE
                        Certified Public Accountants, LLP

                 827 Wantagh Avenue, Suite 1, Wantagh, NY 11793
(516) 796-0900                                                  (516) 796-7114
================================================================================

July 7, 2005

Securities and Exchange Commission
Washington, D.C.  20549

Re:  Sign Media Systems, Inc.

We have reviewed Sign Media Systems, Inc. letter to us dated July 6, 2005 regarding the circumstances of their discharge of us as their independent accountants, a copy of which is attached hereto.

We agree with Sign Media Systems, Inc.'s statement of the facts surrounding their discharge of us as their independent accountants.


Sincerely,

/S/ Kenneth De Marinis

Kenneth DeMarinis, C.P.A.
Abbate & Megale
Certified Public Accountants, LLP

                            SIGN MEDIA SYSTEMS, INC.
                                2100 19TH STREET
                                  SARASOTA, FL
                                                          PHONE: 941.330.0336
                                                           FAX: 941.330.0252


July 6, 2005

Abbate + Megale
Certified Public Accountants
827 Wantagh Avenue, Suite 1
Wantagh, NY  11793

Via Fax:  516-796-7114

Re:      Filing Amended Form 10 S-B

Gentlemen:

We are preparing to file our Sixth Amended Form 10 S-B pursuant to Section 12(g) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission ("SEC"). Item 304 of Regulation S-B promulgated by the SEC requires that we explain the circumstances surrounding our replacing you as our independent auditors with our new independent auditors, Bagell, Josephs & Company, L.L.C. What follows is the exact wording we are using in our Amended Form 10 S-B to describe the facts surrounding the change in accountants.

         ITEM 3. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         In May of 2002, we retained the accounting firm of Abbate & Megale Certified Public Accountants, LLP ("Abbate & Megale") of 827 Wantagh Avenue, Suite 1, Wantagh, NY 11793 to act as our independent auditors. Abbate & Megale audited our financial statements for the period January 28, 2002 (inception), through December 31, 2002, and issued their independent auditors' report on those statements for that period (the "Abbate & Megale Report"). On October 15, 2003, our Board of Directors voted to discharge Abbate & Megale. The reason for their discharge was that the Board of Directors determined it to be in our best interest to retain an independent accounting firm that had public accounting experience and that regularly practiced before the Securities and Exchange Commission ("SEC"). Our Board of Directors determined that Abbate & Megale did not have public accounting experience and did not regularly appear before the SEC and discharged them for that reason and for no other reason.

         The Abbate & Megale Report contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended to our Board of Directors by management and was approved by our Board of Directors. There were no disagreements with Abbate & Megale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. From January 28, 2002 (inception) to December 31, 2002 and the subsequent interim periods through March 30, 2004 there were no disagreements with Abbate & Megale on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Abbate & Megale, would have caused Abbate &Megale to make reference to such matter of the disagreement(s) in connection with its reports.

         On October 15, 2003, we engaged the independent accounting firm of Bagell, Josephs & Company, L.L.C. ("Bagell, Josephs") of High Ridge Commons, Suites 400-403, 200 Haddonfield Berlin Road, Gibbsboro, New Jersey 08026 to audit our financial statements. The engagement of Bagell, Josephs was approved by our Board of Directors. There are no disagreements with Bagel, Josephs.

         Although we discharged Abbate & Megale on October 15, 2003, we neglected to request written confirmation of the above factual basis for their discharge and lack of disagreements until March 30, 2004 and, therefore, March 30, 2004 is the date the engagement was terminated.

Item 304 of Regulation S-B requires us to request you to furnish a letter addressed to the Securities and Exchange Commission, Washington, D.C. 20549 stating whether you agree with the statements we propose to make in the Amended Form 10 S-B and, if not, stating the respects in which you do not agree. Please provide us with the requested letter as soon as possible as we need to file it as an exhibit to our Amended Form 10 S-B. Please send the letter directly to us and not the SEC as it must be included in the Amended Form 10 S-B.

Thank you for your consideration in this matter.

Sincerely,

/S/  Antonio F. Uccello, III

Antonio F. Uccello, III
President and Chief Executive Officer